21. OTHER CURRENT LIABILITIES (Details) - CAD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Other Current Liabilities
Deferred revenue	[1]	$ 102,645	$ 66,449
Decommissioning liabilities (Note 23)		1,068	1,205
Uncertain tax positions		1,315	1,315
Income taxes payable		4,231	4,121
Other		4,030	4,234
Other current liabilities		$ 113,289	$ 77,324

[1]	Remaining performance obligations, which the Company also refers to as contract revenue backlog ("backlog") represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.